UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 16, 2016
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APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)
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MARYLAND (Apartment Investment and Management Company)	1-13232	84-1259577
DELAWARE (AIMCO Properties, L.P.)	0-24497	84-1275621
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02    Unregistered Sales of Equity Securities.

In connection with the acquisition of Indigo, a 463-home apartment community in Redwood City, California, on August 16, 2016, AIMCO Properties, L.P., a Delaware limited partnership (the “Operating Partnership”), issued 680,000 of its Class Ten Partnership Preferred Units (the “PPUs”). The PPUs were issued without registration in reliance on Section 4(2) of the Securities Act of 1993, as amended, and Rule 506 of Regulation D promulgated thereunder.
The PPUs were issued pursuant to the Ninth Amendment (the “Ninth Amendment”) to the Fourth Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of July 29, 1994, as amended and restated as of February 28, 2007, and as amended from time to time. AIMCO-GP, Inc. (the “General Partner”), a wholly owned subsidiary of Apartment Investment and Management Company (“Aimco”) and the general partner of the Operating Partnership, entered into the Ninth Amendment on August 16, 2016. Pursuant to the Ninth Amendment, holders of the PPUs are entitled to receive cumulative cash distributions payable quarterly in an amount equal to $0.375 per PPU. The PPUs have a liquidation preference equal to $25 per unit, plus an amount equal to accumulated, accrued and unpaid distributions (the “Liquidation Preference”). After a one year holding period, holders may tender their PPUs for redemption, and receive, at the election of the Operating Partnership, cash equal to the Liquidation Preference or shares of Aimco common stock with a value equal to the Liquidation Preference.
The foregoing description of the Ninth Amendment is qualified in its entirety by reference to the Ninth Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Ninth Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of August 16, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: August 17, 2016

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
By:	/s/ Paul Beldin
	Name:	Paul Beldin
	Title:	Executive Vice President and Chief Financial Officer

AIMCO PROPERTIES, L.P.
By:	AIMCO-GP, Inc., its General Partner
By:	/s/ Paul Beldin
	Name:	Paul Beldin
	Title:	Executive Vice President and Chief Financial Officer